UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2022

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

2605 Meridian Parkway, Suite 200
Durham,	North Carolina		27713
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.
Cleansing Materials
In October, November and December of 2022, Avaya Holdings Corp. (“Avaya Holdings” and, together with its consolidated subsidiaries, the “Company”) executed confidentiality agreements (collectively, the “Confidentiality Agreements”) with (i) certain holders (collectively, the “Convertible Group”) of the 2.25% Convertible Senior Notes due 2023 issued by Avaya Holdings and the term loans (the “Term Loans”) outstanding under the Term Loan Credit Agreement, dated as of December 15, 2017, as amended, by and among Avaya Inc. (“Avaya”), as borrower, Avaya Holdings, Goldman Sachs Bank USA, as administrative agent and collateral agent, the subsidiary guarantors party thereto and each lender from time to time party thereto; (ii) certain holders of the 6.125% Senior Secured Notes due 2028 issued by Avaya and certain other holders of the Term Loans (collectively, the “Term Loan and Senior Notes Group”); (iii) certain other holders of the Term Loans (collectively, the “Term Loan Group”); and (iv) a certain holder of the 8.00% Exchangeable Senior Secured Notes due 2027 issued by Avaya (the “Exchangeable Notes Holder” and, together with the Convertible Group, the Term Loan and Senior Notes Group and the Term Loan Group, the “NDA Parties”). These Confidentiality Agreements facilitated the Company’s ability to engage in discussions with the NDA Parties regarding one or more potential financings, refinancings, recapitalizations, reorganizations, restructurings or investment transactions involving the Company (collectively, a “Transaction”). Pursuant to the Confidentiality Agreements, if certain conditions were met, the Company agreed to disclose publicly by a certain date (a) that the Company and the NDA Parties had engaged in discussions concerning a Transaction, (b) that the Company had provided certain confidential information concerning the Company to the NDA Parties and (c) certain confidential information previously disclosed to the NDA Parties pursuant to the Confidentiality Agreements (collectively, the “Cleansing Materials”). The Cleansing Materials included as Exhibit 99.1 hereto are being furnished in satisfaction of the Company’s public disclosure obligations under the Confidentiality Agreements.
While discussions regarding a potential Transaction remain ongoing, as of the date hereof, the Company has not reached an agreement with respect to the material terms of a Transaction and there can be no assurances that such an agreement will be reached in the future. Included in Exhibit 99.1 is the last term sheet proposal submitted by (i) the Company to the Convertible Group and the Term Loan Group, (ii) the Convertible Group to the Company, (iii) the Company to the Term Loan and Senior Notes Group and the Term Loan Group, and (iv) the Term Loan and Senior Notes Group and the Term Loan Group to the Company. The Company will continue to engage with all of its financial stakeholders regarding a comprehensive resolution.
As of the date hereof, the Company has been advised by the Term Loan and Senior Notes Group and the Term Loan Group that their groups (i) are not supportive of the out-of-court transaction and therefore, the Company cannot satisfy the conditions to the commitment letter described below, and (ii) have reached an agreement in principle with respect to the key terms for a potential Transaction, and such key terms are reflected in the term sheets included in Exhibit 99.1.
In connection with these discussions regarding a potential out-of-court transaction, certain members of the Convertible Group provided the Company with a commitment letter (that the Company did not sign) pursuant to which such entities would backstop a $385,000,000 Term Loan Facility as described further in the out-of-court term sheets included in Exhibit 99.1.
The information set forth in this Current Report on Form 8-K and the exhibit attached hereto is not an offer to sell or exchange, or solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.
The information set forth in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Information Regarding Projections
The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in the Cleansing Materials were not prepared with a view towards public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants for the presentation and preparation of “prospective financial information.” The Company generally does not publicly disclose detailed prospective financial information. The Projections were prepared for the internal use of the Company and were provided pursuant to the Confidentiality Agreements for the limited purpose of providing information in connection with the Company’s discussions about a potential Transaction.

The Projections have been prepared by, and are the responsibility of the Company’s management. The Projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections.
The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.
The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. For instance, the Projections assume the release of approximately $221 million of restricted cash held in escrow by the end of January 2023, the extension and modification of the Company’s strategic partnership with RingCentral, Inc. and the entry into one or more Transactions. The events underlying these assumptions have not been realized as of the date of this Current Report, however, with respect to a potential out-of-court transaction, the Company and RingCentral, Inc. have substantial agreement in principle on a non-binding basis with respect to certain potential modifications to the parties’ strategic partnership and discussions regarding potential modifications remain ongoing. The Company remains committed to a strategic partnership with RingCentral. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. Accordingly, the Company cannot provide any assurance that the Projections will be realized; actual future financial results will vary from such forward-looking information and may vary materially.
All financial results for the third quarter ended June 30, 2022 and related comparisons to prior periods included in the Cleansing Materials are preliminary, have not been reviewed or audited, are based upon the Company’s estimates, and were prepared prior to the completion of the Company's financial statement close process. These selected preliminary financial results should not be viewed as a substitute for the Company’s full third quarter results and do not present all information necessary for an understanding of the Company’s financial performance as of June 30, 2022, and should not be considered final until the Company files its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. During the course of the preparation of the Company’s financial statements as of and for the three and nine months ended June 30, 2022, the Company may identify items that could cause its final reported results to be materially different from the preliminary financial information set forth in this report. Accordingly, undue reliance should not be placed on this preliminary data.
The above considerations should be taken into account in reviewing the Cleansing Materials, which were prepared as of an earlier date. See “Cautionary Note Regarding Forward-Looking Statements.”
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the exhibit hereto contain certain “forward-looking statements.” All statements other than statements of historical fact, including the Projections, are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: the ability of the Company to negotiate and execute a successful Transaction; the finalization of the Company’s third quarter and annual financial statements (including finalization of the Company’s impairment tests); completion of standard annual-close processes; the Company’s ability to address the convertible notes that mature in June 2023 and continue as a going concern; the risk of an event of default under one or more of the Company’s senior debt facilities, including as a result of the Company’s failure to timely finalize its annual financial statements; the findings of the Company’s internal investigations; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; the termination or modification of current contracts which could impair attainment of the Company’s OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic; the impact of the Russia/Ukraine conflict on the global economy and the Company’s business, including impacts from related sanctions and export controls imposed by the U.S., UK and the EU on certain industries and Russian parties as a result of the conflict, as well as responses by the governments of Russia or other jurisdictions; and other factors discussed in Avaya Holdings’ Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to Avaya Holdings’ filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including the Projections, as a result of new information, future events or otherwise, except as otherwise required by law.
Use of non-GAAP (Adjusted) Financial Measures
The information furnished in the Cleansing Materials includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Non-GAAP revenue is defined as GAAP revenue adjusted for the impact of fresh start accounting adjustments. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in Avaya Holdings’ SEC filings. The Company believes that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in the Company’s credit agreements. In addition, the Company believes adjusted EBITDA provides more comparability between its historical results and results that reflect purchase accounting and the Company’s current capital structure. The Company also presents adjusted EBITDA because the Company believes analysts and investors utilize these measures in analyzing its results. Adjusted EBITDA measures the Company’s financial performance based on operational factors that management can impact in the short-term, such as the Company’s pricing strategies, volume, costs and expenses of the organization, and it presents the Company’s financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, the Company’s formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation.
A reconciliation of historical non-GAAP metrics is included in the Cleansing Materials. The Company does not provide a forward-looking reconciliation of certain forward-looking non-GAAP metrics as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The Company presents constant currency information to provide a framework to assess how the Company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Exhibit Name
99.1	Cleansing Materials
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: December 13, 2022	By:	/s/ Rebecca A. Roof
	Name:	Rebecca A. Roof
	Title:	Interim Chief Financial Officer